Effective May 31, 2012 the
Companys name changed to
Repsol S.A.

Exhibit A to Deposit Agreement
Form of American Depositary
Receipt
No.
AN DEPOSITARY SHARES
Each American Depositary Share
represents one deposited Share
THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR THE ORDINARY SHARES
OF
REPSOL YPF, S.A.
INCORPORATED UNDER THE
LAWS OF SPAIN

The Bank of New York Mellon, as
depositary hereinafter called the
Depositary, hereby certifies that or
registered assigns IS THE OWNER
OF
AMERICAN DEPOSITARY
SHARES
representing deposited ordinary
shares herein called Shares of Repsol
YPF, S.A., a corporation sociedad
anomina organized under the laws of
Spain herein called the Company.  At
the date hereof, each American
Depositary Share represents one
Share which is either deposited or
subject to deposit under the deposit
agreement at the respective principal
offices of Banco Bilbao Vizcaya
Argentaria, S.A. and Santander
Investment, S.A. herein called the
Custodian.  Capitalized terms used
herein that are not defined herein
shall have the meanings assigned to
them in the Deposit Agreement.  The
Depositarys Office is located at a
different address than its principal
executive office.  The Depositarys
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at One Wall Street, New
York, N.Y. 10286.
THE DEPOSITARYS OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.
	T
HE DEPOSIT AGREEMENT.

This American Depositary Receipt is
one of an issue herein called
Receipts, all issued and to be issued
upon the terms and conditions set
forth in the deposit agreement, dated
as of May 15, 1989 as amended and
restated as of February 22, 1993, as
further amended and restated as of
July 6, 1999, as further amended and
restated as of July 11, 2008, as
further amended and restated as of
March 7, 2011 herein called the
Deposit Agreement, by and among
the Company, the Depositary, and all
Holders from time to time of
American Depositary Shares issued
thereunder, each of whom by
accepting American Depositary
Shares agrees to become a party
thereto and become bound by all the
terms and conditions thereof.  The
Deposit Agreement sets forth the
rights of Holders of American
Depositary Shares and the rights and
duties of the Depositary in respect of
the Shares deposited thereunder and
any and all other securities, property
and cash from time to time received
in respect of  such Shares and held
thereunder such Shares, securities,
property, and cash are herein called
Deposited Securities.  Copies of the
Deposit Agreement are on file at the
Depositarys Office in New York
City, at the office of the Custodian
and at any other designated transfer
office.
The statements made on the face and
reverse of this Receipt are summaries
of certain provisions of the Deposit
Agreement and are qualified by and
subject to the detailed provisions of
the Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined herein
shall have the meanings set forth in
the Deposit Agreement.
2.
	S
URRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.

Upon surrender of a Receipt properly
endorsed in blank or accompanied by
proper instruments of transfer in
blank, to the extent required by the
Depositary, at the Depositarys Office
or at such other offices as it may
designate, together with the Holders
written instructions, substantially in
the form of, or to substantially the
same effect as provided in, Exhibit C
to the Deposit Agreement, directing
the Depositary to cause the
Deposited Securities, the right to
receive which is represented by the
American Depositary Shares
evidenced by such Receipt, to be
withdrawn and delivered to or upon
the written order of the person or
persons designated in such
instructions, the Depositary shall
request the execution of new
Transfer Documents to or upon the
written order of the person or
persons designated in such
instructions New Transfer
Documents and shall direct the
Custodian to make Delivery without
unreasonable delay, subject to the
Deposit Agreement and to the
provisions of or governing Deposited
Securities, to or upon the written
order of the person or persons
designated in such instructions, of
the Deposited Securities the right to
receive which is at the time
represented by the American
Depositary Shares evidenced by such
Receipt, together with the New
Transfer Documents and the
Custodian shall so make Delivery of
such Deposited Securities and
delivery of such New Transfer
Documents at the office of the
Custodian or at the request, risk and
expense of the Holder at the
Depositarys Office, except that the
Depositary may, in its discretion, at
the request, risk and expense of the
Holder, make Delivery of such
Deposited Securities and delivery of
such New Transfer Documents,
without unreasonable delay, to such
person or persons at any other place
requested by the Holder in such
written instructions.  Delivery of
Deposited Securities may be made
by the delivery of certificates or
other indicia of ownership
recognized under Spanish law or
custom from time to time, to the
extent such Deposited Securities may
be represented by certificates or such
indicia of ownership, which, if
required by law, shall be properly
endorsed or accompanied by
properly executed instruments of
transfer, and if such certificates or
such indicia of ownership may be so
registered in the name of such
Holder, or as ordered by such Holder
or properly endorsed or accompanied
by proper instruments of transfer.
3.
	T
RANSFERS, SPLITUPS, AND
COMBINATIONS OF RECEIPTS.

The Depositary, subject to the
Deposit Agreement, shall register
transfers of Receipts in the Receipt
register, from time to time upon any
surrender of a Receipt at any of its
designated transfer offices by the
Holder in person or by a duly
authorized attorney, properly
endorsed or accompanied by proper
instruments of transfer, and duly
stamped as may be required by
applicable law.  Thereupon the
Depositary shall execute a new
Receipt or Receipts and deliver the
same to or upon the order of the
person entitled thereto evidencing
the same aggregate number of
American Depositary Shares and the
same rights to distributions with
respect thereto as were evidenced by
the Receipts surrendered.  The
Depositary, subject to the Deposit
Agreement, shall upon surrender at
any of its designated transfer offices
of a Receipt or Receipts for the
purpose of effecting a splitup or
combination of such Receipt or
Receipts, execute and deliver a new
Receipt or Receipts for any
authorized number of American
Depositary Shares requested,
evidencing the same aggregate
number of American Depositary
Shares and the same rights to
distributions with respect thereto as
those evidenced by the Receipt or
Receipts surrendered.  As a
condition precedent to the execution
and delivery, registration, registration of transfer, splitup or combination of any Receipt, the delivery of any distribution thereon or the withdrawal of any Deposited
Securities, the Depositary or the
Custodian may, and upon
instructions of the Company shall,
require of the Holder, the presentor
of the Receipt or the depositor of
Shares  a payment of a sum sufficient
to pay or reimburse any of them for
payment of any of the following
unless payable by the Company as
set forth in Section 5.9 of the
Deposit Agreement  i any stock
transfer or other tax including, but
not limited to, any Spanish coporate
tax or income tax on individuals or
other governmental charge with
respect thereto, ii any stock transfer
or registration fees for the
registration of Shares or other
Deposited Securities upon any
applicable register or brokerage fees
applied by the Spanish stock
exchanges or the relevant member of
such stock exchanges acting as a
brokerdealer or any other person
authorized under Spanish Law to act
in a similar capacity and iii any
charges of the Depositary upon
delivery of Receipts against deposits
of Shares and upon withdrawal of
Deposited Securities against
surrender of Receipts that are set
forth in Section 5.9 of the Deposit
Agreement b the production of proof
satisfactory to either the Depositary
or the Custodian, as the case may be,
as to the identity and genuineness of
any signature and as to any other
matter contemplated by Section 3.1
of the Deposit Agreement c delivery
of any forms required by Spanish
Law or custom in connection with
Delivery of Deposited Securities or
with execution or delivery of
Transfer Documents and d
compliance with such reasonable
regulations, requirements or
conditions, if any, as the Depositary
may establish consistent with the
provisions of the Deposit Agreement
including without limitation,
paragraph 22 of this Receipt.
The delivery of Receipts against
deposits of Shares may be
suspended, deposits of Shares may
be refused, or the registration of
transfer of Receipts, their splitup or
combination may be suspended in
particular instances or generally,
when the Receipt register is closed,
or at any time or from time to time
when any such action is deemed
necessary or advisable by the
Depositary or the Company for any
reason, including without limitation
any requirement of law or of any
government or governmental body or
commission, any provision of the
Deposit Agreement or the provisions
of or governing Deposited Securities,
any meeting Junta General de
Accionistas of Shareholders or any
payment of dividends.  The
surrender of outstanding Receipts
and withdrawal of Deposited
Securities may not be suspended,
subject only to i temporary delays
caused by closing the transfer books
of the Depositary or the Company or
the deposit of Shares in connection
with voting at a shareholders
meeting, or the payment of
dividends, ii the payment of fees,
taxes and similar charges, and iii
compliance with any U.S. or foreign
laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities.  Without limitation of the
foregoing, and notwithstanding
anything in the Deposit Agreement
to the contrary, the Depositary shall
not knowingly accept for deposit
under the Deposit Agreement any
Shares required to be registered
pursuant to the provisions of the
Securities Act of 1933, unless a
registration statement under the
Securities Act of 1933 is in effect as
to such Shares.
4.
	L
IABILITY OF OWNER FOR
TAXES.

If any tax or other governmental
charge shall become payable by or on
behalf of the Custodian, the
Depositary or the Company with
respect to any Receipt or any
Deposited Securities, the right to
receive which is represented by the
American Depositary Shares
evidenced by such Receipt, including
any taxes payable on transfer, such
tax or other governmental charge
shall be payable by the Holder of
such Receipt, who shall pay the
amount thereof to the Depositary.
The Depositary may, and upon
instructions from the Company shall,
i refuse to effect any registration of
transfer of such Receipt or any
splitup or combination thereof or any
withdrawal of such Deposited
Securities until such payment is
made, or ii withhold or deduct from
any distributions on such Deposited
Securities or sell for the account of
the Holder thereof any part or all of
such Deposited Securities after
attempting by reasonable means to
notify such Holder prior to such sale,
and apply, after deduction for its
expenses incurred in connection
therewith, the net proceeds of any
such sale in payment of such tax or
other governmental charge, the
Holder of such Receipt remaining
liable for any deficiency.
5.

WARRANTIES OF DEPOSITORS.

Every person depositing Shares
hereunder shall be deemed thereby to
represent and warrant that such
Shares have been duly and validly
authorized and issued and are
subscribed, fully paid and
nonassessable and free of preemptive
rights, that the certificates therefor
where applicable have been validly
authorized and issued, and that the
person making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that the deposit of Shares
or sale of Receipts by that person is
not restricted under the Securities
Act of 1933.  Such representations
and warranties shall survive the
deposit of Shares and issuance of
Receipts.
6.
	F
ILING PROOFS, CERTIFICATES,
AND OTHER INFORMATION.

Any person presenting Shares for
deposit or any Holder of a Receipt
may be required from time to time to
file with the Depositary or the
Custodian such proof as to
citizenship, residence, exchange
control approval, legal or beneficial
ownership of Receipts, Deposited
Securities or other securities,
compliance with all applicable laws
and regulations, all applicable
provisions of or governing Deposited
Securities and the terms of the
Deposit Agreement, or other
information, and to execute and
deliver to the Depositary or the
Custodian such certificates,
including such representations and
warranties, as the Depositary may
deem necessary or proper or as the
Company may require by written
request to the Depositary or the
Custodian.  The Depositary may, and
at the request of the Company shall,
withhold the delivery or registration
of transfer of any Receipt or any
distribution on or withdrawal of any
Deposited Securities  the right to
receive which is represented by the
American Depositary Shares
evidenced by such Receipt, until the
foregoing is accomplished to the
Companys and the Depositarys
satisfaction.
7.
	C
HARGES OF DEPOSITARY.

The following charges shall be
incurred by any party depositing or
withdrawing Shares or by any party
surrendering American Depositary
Shares or to whom American
Depositary Shares are issued
including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the Issuer
or an exchange of stock regarding
the American Depositary Shares or
Deposited Securities or a delivery of
American Depositary Shares
pursuant to Section 4.3 of the
Deposit Agreement, or by Holders,
as applicable  1 taxes and other
governmental charges, 2 such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Issuer and
applicable to transfers of Shares to or
from the name of the Depositary or
its nominee or the Custodian or its
nominee on the making of deposits
or withdrawals hereunder, 3 such
cable, telex and facsimile
transmission expenses as are
expressly provided in this Deposit
Agreement, 4 such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.5 of the
Deposit Agreement, 5 a fee of 5.00
or less per 100 American Depositary
Shares or portion thereof for the
delivery of American Depositary
Shares pursuant to Section 2.3, 4.3 or
4.4 of the Deposit Agreement and
the surrender of American
Depositary Shares pursuant to
Section 2.5 or 6.2 of that Agreement
and 6 a fee for the distribution of
securities pursuant to Section 4.2 of
the Deposit Agreement, such fee
being in an amount equal to the fee
for the delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities for purposes of this clause
6 treating all such securities as if they were Shares but which securities are instead distributed by the Depositary to Holders.
The Depositary, subject to Article 8
hereof, may own and deal in any
class of securities of the Company
and its affiliates and in American
Depositary Shares.
8.
	P
RERELEASE OF RECEIPTS.

Neither the Depositary nor the
Custodian shall deliver Shares, by
physical delivery, book entry or
otherwise, or otherwise permit Shares
to be withdrawn, except upon receipt
and cancellation of Receipts, in a
transaction contemplated by Section
4.8 of the Deposit Agreement or by
another provision of the Deposit
Agreement which contemplates the
delivery of Shares to the Issuer or its
agent, or as required by law.  Neither
the Depositary nor the Custodian
shall issue Receipts prior to the
receipt by the Depositary, the
Custodian or their nominees of
corresponding Shares.
9.
	T
ITLE TO RECEIPTS.

It is a condition of this Receipt and
every successive Holder and Owner
of this Receipt by accepting or
holding the same consents and
agrees, that title to a Receipt, when
properly endorsed or accompanied
by properly executed instruments of
transfer, shall be transferable by
delivery with the same effect as in
the case of a negotiable instrument
provided that the Company and the
Depositary, notwithstanding any
notice to the contrary, may treat the
Holder thereof as the absolute owner
thereof for the purpose of
determining the person entitled to
any distribution or notice and for all
other purposes.
10.
	V
ALIDITY OF RECEIPT.

This Receipt shall not be entitled to
any benefits under the Deposit
Agreement or be valid or obligatory
for any purpose, unless this Receipt
shall have been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the Registrar.
11.
	R
EPORTS INSPECTION OF
TRANSFER BOOKS.

The Company publishes information
in English required to maintain the
exemption from registration under
Rule 12g32b under the Securities
Exchange Act of 1934 on its Internet
web site or through an electronic
information delivery system
generally available to the public in its primary trading market. The
Companys Internet web site address
is www.repsol.com.
The Depositary will make available
for inspection by Holders of receipts
at the Depositarys Office, at the
office of the Custodian and at any
other designated transfer office any
reports and communications,
including any proxy soliciting
material, received from the Company
which are both a received by the
Depositary or the Custodian as the
holder of the Deposited Securities
and b made generally available to the
holders of such Deposited Securities
by the Company.  The Depositary
will also send to Holders of receipts
copies of such reports when
furnished by the Company pursuant
to the Deposit Agreement.
The Depositary shall keep at its
transfer office in the Borough of
Manhattan, The City of New York, a
register for the registration of
Receipts and transfers of Receipts
that at all reasonable times shall be
open for inspection by the Holders
and the Company provided that such
inspection shall not be for the
purpose of communicating with
Holders in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
Receipts.  The Depositary may close
the register at any time or from time
to time, when deemed expedient by
it in connection with the performance
of its duties hereunder, and shall
close the register when so requested
by the Company provided that the
register shall be open at all reasonable times for inspection by the Company.
12.
	D
IVIDENDS AND
DISTRIBUTIONS.

Whenever the Depositary or the
Custodian shall receive any cash
dividend or other cash distribution
upon any Deposited Securities, the
Depositary shall, after any necessary
conversion of such distribution into
U.S. dollars pursuant to Section 4.5
of the Deposit Agreement and after
fixing a record date in respect
thereof pursuant to Section 4.6 of the
Deposit Agreement, subject to the
Deposit Agreement, promptly
distribute the amount thus received,
by checks drawn on a bank in The
City of New York, to the Holders on
such record date of Receipts
evidencing American Depositary
Shares representing the right to
receive such Deposited Securities, in
proportion to the number of
American Depositary Shares
representing the right to receive such
Deposited Securities held by each of
them respectively provided that the
Depositary shall make appropriate
adjustments in the amounts so
distributed in respect of a any of
such Deposited Securities being not
entitled, by reason of date of
issuance or otherwise, to receive all
or any portion of such distribution or
b any amounts i withheld or
requested to be withheld by the
Company, the Custodian or the
Depositary from any such
distribution on account of taxes or
other governmental charges, or ii
charged by the Depositary in the
conversion of foreign currency into
U.S. dollars pursuant to Section 4.5
of the Deposit Agreement.  The
Depositary shall distribute only such
amount as can be distributed without
distributing to any Holder a fraction
of one cent, and any balance not so
distributable shall be held by the
Depositary without liability for
interest thereon and shall be added
to and become part of the next sum
received by the Depositary for
distribution to Holders of receipts
then outstanding.
If any distribution upon any
Deposited Securities consists of a
dividend in, or free distribution of,
Shares, the Depositary may, or if the
Company so requests, the Depositary
shall, subject to the Deposit
Agreement, distribute to the Holders
on a record date fixed pursuant to
Section 4.6 of the Deposit
Agreement of Receipts evidencing
American Depositary Shares
representing the right to receive such
Deposited Securities, in proportion to
the number of American Depositary
Shares representing the right to
receive such Deposited Securities
held by each of them respectively,
additional Receipts for an aggregate
number of American Depositary
Shares representing the number of
Shares received as such dividend or
free distribution.  In lieu of
delivering Receipts for fractional
American Depositary Shares in the
case of any such distribution, the
Depositary shall sell the amount of
Shares represented by the aggregate
of such fractions and distribute the
net proceeds of such sale to the
Holders entitled thereto as in the
case of a distribution received in cash
pursuant to Section 4.1 of the
Deposit Agreement.  If additional
Receipts are not so distributed, each
American Depositary Share shall
thenceforth also represent the right to
receive its proportionate interest in
the additional Shares so distributed
upon such Deposited Securities.  The
Depositary may withhold any
distribution of Receipts under
Section 4.2 of the Deposit
Agreement to Holders having an
address in the United States until the
Company furnishes to the Depositary
a evidence that a registration
statement under the Securities Act of
1933 covering such Receipts and
related Shares is in effect or b an
opinion of counsel for the Company
in the United States satisfactory to
the Depositary to the effect that such
distribution does not require
registration under the Securities Act
of 1933 provided that the Company
shall have no obligation to so
register, furnish such evidence or
furnish such opinion.
In the event that the Depositary
determines that any distribution in
property including Shares and rights
to subscribe therefor is subject to any
tax or other governmental charge
which the Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose of all or a portion of such property including
Shares and rights to subscribe
therefor in such amounts and in such
manner as the Depositary deems
necessary and practicable to pay any
such taxes or charges, and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Holders of receipts entitled
thereto.
13.
	C
ONVERSION OF FOREIGN
CURRENCY.

Whenever the Depositary or the
Custodian shall receive foreign
currency, as a cash dividend or other
distribution or as the net proceeds
from the sale of securities, property
or rights, which, in the judgment of
the Depositary, can then be
converted on a reasonable basis into
U.S. dollars which can then be
transferred to the United States, the
Depositary shall convert or cause to
be converted, by sale or in any other
manner that it may determine, such
foreign currency into U.S. dollars
and shall transfer the resulting U.S.
dollars after deduction of its
customary charges and expenses in
effecting such conversion to the
United States.  Such U.S. dollars
shall be distributed to the Holders
entitled thereto or, if the Depositary
shall have distributed any warrants or
other instruments that entitle the
Holders thereof to such U.S. dollars,
then to the Holders of such warrants
or instruments, as applicable, upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable basis
without regard to any distinctions
among Holders on account of
exchange restrictions or otherwise.
If such conversion or distribution can
be effected only with the approval or
license or notification to of any
government or agency thereof, the
Depositary shall file such application
for approval or license or give such
notice, if any, as it may deem
desirable.  If at any time the
Depositary shall determine that in its
judgment any foreign currency
received by the Depositary is not
convertible on a reasonable basis into
U.S. dollars transferable to the
United States, or if any approval or
license of any governmental
authority or agency thereof that is
required for such conversion is
denied or in the opinion of the
Depositary is not obtainable at a
reasonable cost or within a
reasonable period, the Depositary
shall, in its discretion but subject to
applicable laws and regulations,
either distribute the foreign currency
or an appropriate document
evidencing the right to receive such
foreign currency to, or hold such
foreign currency, without liability for
interest thereon, for the respective
accounts of, the Holders entitled to
receive the same.
If any such conversion of foreign
currency, in whole or in part, can be
effected for distribution to some but
not all of the Holders entitled
thereto, the Depositary may in its
discretion make such conversion and
distribution in U.S. dollars to the
extent permissible to the Holders
entitled thereto and may distribute
the balance of the foreign currency
received by the Depositary to, or
hold such balance for the respective
accounts of, the Holders entitled
thereto for whom such conversion
and distribution is not practicable.
14.
	R
IGHTS.

If the Company shall offer or cause
to be offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any right of any nature  a if at the
time of the offering of any such
rights the Depositary determines that
it is lawful and feasible to make such
rights available to Holders by means
of warrants or otherwise, the
Depositary shall distribute such
warrants or other instruments
therefor in such form as it may
determine to the Holders on a record
date fixed pursuant to Section 4.6 of
the Deposit Agreement Receipts
evidencing American Depositary
Shares representing the right to
receive such Deposited Securities, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by each of them
respectively, or employ such other
method as it may deem feasible in
order to facilitate the exercise, sale or transfer of rights by such Holders or b if at the time of any such offering of any such rights the Depositary determines that it is not lawful or not feasible to make such rights available to Holders by means of warrants or otherwise, or if the rights represented by such warrants or such other instruments are not exercised and appear to be about to lapse, the Depositary shall sell such rights or such warrants or other instruments on a stock exchange on which such rights are listed or overthecounter market on which such rights are traded or, with the written approval of the Company, at private sale, at such place or places and upon such terms as it may deem proper and may allocate the proceeds of such sale for account of the Holders otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practicable basis without regard to any distinctions among such Holders because of exchange restrictions, or the date of delivery of any Receipt or Receipts, or otherwise, and distribute the net proceeds so allocated to the Holders entitled thereto to the extent practicable as in the case of a distribution received in cash pursuant to Section 4.1 of the Deposit
Agreement.  The Depositary will not
offer such rights to Holders having
an address in the United States,
unless the Company furnishes to the
Depositary x evidence that a
registration statement under the
Securities Act of 1933 covering such
offering is in effect or y an opinion
of counsel for the Company in the
United States satisfactory to the
Depositary to the effect that such
offering does not require registration
under the Securities Act of 1933
provided that the Company shall not
be obligated to furnish such evidence
or opinion and provided further that
if such rights are not offered to the
Holders, the Depositary shall sell
such rights and distribute the
proceeds of such sale as specified in
clause b of the first sentence of
Section 4.3 of the Deposit
Agreement.  The Holders alone shall
be responsible for payment of any
taxes or other governmental charges
due as a result of sales or transfers
pursuant to Section 4.3 of the
Deposit Agreement.
15.
	R
ECORD DATES.

Whenever any distribution is being
made upon any Deposited Securities,
or any meeting Junta General de
Accionistas of holders of Shares or
other Deposited Securities is being
held or whenever the Depositary
shall find it necessary or convenient
in connection with the giving of any
notice, solicitation of any consent or
any other matter, the Depositary shall
fix, and shall notify the Holders and
the Company of, a record date which
will be on or as close as is practicable to the record date fixed by the Issuer for the determination of the Holders of receipts evidencing the American
Depositary Shares representing the
right to receive such Deposited
Securities who shall be entitled to
receive such distribution or the net
proceeds of the sale thereof, to give
instructions for the exercise of voting
rights at any such meeting, to receive
such notice or solicitation or to act in respect of such other matter. Subject to the Deposit Agreement, only such Holders at the close of business on such record date shall be entitled to receive any such distribution or proceeds, to give such voting instructions, to receive such notice or solicitation or to act in respect of any such other matter.
16.
	V
OTING OF DEPOSITED
SECURITIES.

As soon as practicable after receipt,
pursuant to Section 5.6 of the
Deposit Agreement, of notice in
English of any meeting Junta General
de Accionistas or solicitation of
consents or proxies of holders of
Shares or other Deposited Securities,
the Depositary shall mail to the
Holders a notice containing i such
information as is contained in such
notice of meeting and in the
solicitation materials, if any, ii a
statement that each Holder at the
close of business on a specified
record date will be entitled, subject
to any of the provisions of law, the
Estatutos and the provisions of or
governing Deposited Securities, to
instruct the Depositary as to the
exercise of the voting rights, if any,
pertaining to the Deposited
Securities the right to receive which
is represented by the American
Depositary Shares evidenced by such
Holders Receipts, including an
express indication that instructions
may be given to the Depositary to
give a discretionary proxy to a person
designated by the Company, and iii a
statement as to the manner in which
such instructions may be given.
Upon the written request of a Holder
on such record date, received on or
before the date established by the
Depositary for such purpose, the
Depositary shall endeavor insofar as
practicable and permitted under any
applicable provisions of law and the
provisions of or governing Deposited
Securities to vote or cause to be
voted the Deposited Securities the
right to receive which is represented
by the American Depositary Shares
evidenced by such Holders Receipts
in accordance with any
nondiscretionary instructions set
forth in such request.  The
Depositary shall not vote any
Deposited Securities except in
accordance with written instructions
from Holders entitled hereunder to
give such instructions.
17.
	C
HANGES AFFECTING
DEPOSITED SECURITIES.

Upon any change in nominal value,
splitup, consolidation, cancellation or
any other reclassification of
Deposited Securities, or upon any
recapitalization, reorganization,
merger or consolidation or sale of
assets affecting the Company or to
which it is a party, any securities that shall be received by the Depositary in exchange for, or in conversion, replacement, or otherwise in respect of, Deposited Securities shall be treated as Deposited Securities under the Deposit Agreement, and the
Receipts shall thenceforth evidence
American Depositary Shares
representing the right to receive the
Deposited Securities including the
securities so received to the extent
additional Receipts are not delivered
pursuant to the following sentence.
In any such case the Depositary may
with the Companys approval, and
shall if the Company shall so request,
subject to the Deposit Agreement,
execute and deliver additional
Receipts as in the case of a dividend
of Shares, or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such newly
received Deposited Securities.
18.
	L
IABILITY OF THE COMPANY
AND DEPOSITARY.

Neither the Depositary or its agents,
nor the Company or its agents shall
incur any liability if, by reason of any present or future law of the United
States or any other country, or of any
other governmental authority or by
reason of any provision thereof, act
of God, war or other circumstances
beyond its control or, in the case of
the Depositary and its agents, any
provision of the Companys Bylaws
or of the securities deposited
pursuant to the Deposit Agreement,
the Depositary, its agents, the
Company or its agents shall be
prevented or forbidden from, or
subjected to any civil or criminal
penalty on account of, or delayed in,
doing or performing any act or thing
which by the terms of the Deposit
Agreement, the Companys Bylaws or
the Deposited Securities it is
provided shall be done or performed
or the Depositary or the Company
shall be obliged to do or perform any
act or thing which is inconsistent
with the provision of the Deposit
Agreement nor shall the Depositary
or its agents nor the Company or its
agents incur any liability to any
Holder or other person by reason of
any nonperformance or delay, caused
as aforesaid, in performance of any
act or thing that the terms of the
Deposit Agreement provide shall or
may be done or performed, or by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement.  The
Company assumes no obligation and
shall be subject to no liability under
the Deposit Agreement or the
Receipts to Holders or other persons,
except to perform such obligations as
are specifically set forth and
undertaken by it to perform in the
Deposit Agreement without
negligence or bad faith.  Each of the
Depositary and its agents assumes no
obligation and shall be subject to no
liability under the Deposit
Agreement or the Receipts to
Holders or other persons, except to
perform such obligations as are
specifically set forth and undertaken
by it to perform in the Deposit
Agreement without negligence or
bad faith.  Without limitation of the
preceding sentence, none of the
Depositary, its agents or the
Company shall be a under any
obligation to appear in, prosecute or
defend any action, suit or other
proceeding on behalf of the Holders
in respect of any Deposited
Securities or the Receipts that in its
opinion may involve it in expense or
liability, unless indemnity
satisfactory to it against all expense
and liability be furnished as often as
may be required, or b liable for any
action or inaction by it in reliance
upon the advice of or information
from legal counsel, accountants, any
person presenting Shares for deposit,
any Holder, or any other person
believed by it to be competent to
give such advice or information.
Each of the Depositary, its agents
and the Company may rely and shall
be protected in acting upon any
written notice, request, direction or
other document believed by it to be
genuine and to have been signed or
presented by the proper party or
parties. The Depositary and its agents
shall not be responsible for any
failure to carry out any instructions
to vote any of the Deposited
Securities, for the manner in which
any such vote is cast or for the effect
of any such vote, provided any such
action or nonaction is in good faith.
The Company shall indemnify,
defend and save harmless the
Depositary for acts of the
Depositary, the Custodian and the
Receipt registrar the indemnified
persons against any loss, liability or
expense including fees and expenses
of counsel that may arise a out of
acts performed or omitted in
accordance with the Deposit
Agreement and the Receipts, as the
same may be amended, modified or
supplemented from time to time, i by
any indemnified person, except to
the extent such loss, liability or
expense is due to negligence or bad
faith of such indemnified person, or
ii by the Company or any of its
agents, b out of or in connection with
any offer or sale to the public of the
American Depositary Shares
evidenced by Receipts or any
registration statement under the
Securities Act of 1933 in respect
thereof, except to the extent such
loss, liability or expense is due to
information or omissions from such
information relating to such
indemnified person, furnished in
writing to the Company by such
indemnified person expressly for use
in a registration statement under the
Securities Act of 1933 or c out of or
in connection with any tax levied or
asserted by the Kingdom of Spain on
the Depositary other than tax on the
Depositarys overall net income as a
result of performing its required
functions as Depositary hereunder,
which shall not operate to relieve any
Holder of any liability it may have
with respect thereto.  The Depositary
agrees to indemnify the Company
and hold it harmless from any
liability or expense including fees
and expenses of counsel which may
arise out of acts performed or
omitted by the Depositary, the
Custodian or Receipt registrar other
than any Receipt registrar appointed
at the request of the Company due to
their negligence or bad faith.  The
obligations set forth in Section 5.8 of
the Deposit Agreement shall survive
the termination of the Deposit
Agreement and the succession or
substitution of any indemnified
person.  No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.
19.
	R
ESIGNATION AND REMOVAL
OF THE DEPOSITARY
APPOINTMENT
	O
F SUCCESSOR CUSTODIAN.

The Depositary may at any time
resign as Depositary hereunder by
written notice of its election so to do
delivered to the Company or be
removed as Depositary by the
Company by written notice of such
removal delivered to the Depositary,
such resignation or removal to take
effect upon the appointment of and
acceptance by a successor depositary
as hereinafter provided.  In case at
any time the Depositary acting
hereunder shall resign or be removed,
the Company shall use its reasonable
efforts to appoint a successor
depositary, which shall be a bank or
trust company having an office in the
Borough of Manhattan, The City of
New York.  If the Company shall
have used its reasonable efforts to
appoint a successor depositary it shall
have no liability to the Holders for
any failure to appoint such a
successor.  Every successor
depositary shall execute and deliver
to its predecessor and to the
Company an instrument in writing
accepting its appointment hereunder
and such evidence of establishment
of any arrangements reasonably
required by the Company to ensure
such successor will be able to carry
out its obligations under the Deposit
Agreement, and thereupon such
successor depositary, without any
further act or deed, shall become
fully vested with all the rights,
powers, duties and obligations of its
predecessor but such predecessor,
nevertheless, upon payment of all
sums due it and on the written
request of the Company shall execute
and deliver an instrument
transferring to such successor all
rights and powers of such
predecessor hereunder, and such
predecessor shall thereupon duly
assign, transfer and deliver all right,
title and interest in the Deposited
Securities to such successor and shall
deliver to such successor a list of the
Holders.  Any such successor
depositary shall promptly mail notice
of its appointment to the Holders.
Any corporation into or with which
the Depositary may be merged or
consolidated shall be the successor of
the Depositary without the execution
or filing of any document or any
further act.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Holders of receipts to
do so, it may appoint a substitute or
additional custodian or custodians.
20.
	A
MENDMENT.

The Receipts and any provisions of
the Deposit Agreement may at any
time and from time to time be
amended in any respect by
agreement between the Company
and the Depositary.  Any
amendment that shall impose or
increase any fees or charges other
than taxes or other governmental
charges or that shall otherwise
prejudice any substantial existing
right of Holders shall not, however,
become effective as to outstanding
Receipts until the expiration of 30
days after notice of such amendment
shall have been given to the Holders.
Every Holder at the expiration of 30
days after such notice shall be
deemed by holding such Receipt to
consent and agree to such
amendment and to be bound by the
Deposit Agreement or the Receipts
as amended thereby.  In no event
shall any amendment impair the right
of the Holder of any Receipt to
surrender such Receipt and receive
therefor the Deposited Securities
represented thereby, except in order
to comply with mandatory provisions
of applicable law.
21.
	T
ERMINATION OF DEPOSIT
AGREEMENT.

The Depositary shall at any time at
the direction of the Company
terminate the Deposit Agreement by
giving notice of such termination to
the Holders at least 30 days prior to
the date fixed in such notice for such
termination.  The Depositary may
terminate the Deposit Agreement
upon the notice set forth in the
preceding sentence of the Section 6.2
of the Deposit Agreement, at any
time after 90 days after the
Depositary shall have delivered to
the Company its written resignation,
provided that no successor
depositary shall have been appointed
and accepted its appointment as
provided in Section 5.4 of the
Deposit Agreement before the end of
such 90 days.  After the date so
fixed for termination, the Depositary
and its agents shall perform no
further acts under the Deposit
Agreement, except to advise Holders
of such termination, to receive and
hold distributions on Deposited
Securities or sell property or rights or convert Deposited Securities into cash as provided in the Deposit
Agreement and to deliver Deposited
Securities in exchange for Receipts
surrendered to the Depositary.  As
soon as practicable after the
expiration of six months from the
date so fixed for termination, the
Depositary shall sell the Deposited
Securities and may thereafter so long
as it may lawfully do so hold the net
proceeds of any such sale, together
with any other cash then held by it
hereunder, unsegregated and without
liability for interest, for the pro rata benefit of the Holders of receipts that have not theretofore been surrendered, such Holders thereupon becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale,
the Depositary shall be discharged
from all obligations in respect of the
Receipts and the Deposit Agreement,
except to account for such net
proceeds and other cash.  After the
date so fixed for termination, the
Company shall be discharged from
all obligations under the Deposit
Agreement except for its obligations
to the Depositary and its agents
under Sections 5.8 and 5.9 of the
Deposit Agreement.
22.
	C
OMPLIANCE WITH U.S.
SECURITIES LAWS.

Notwithstanding any terms of this
Receipt or the Deposit Agreement to
the contrary, the Company and the
Depositary have each agreed that it
will not exercise any rights it has
under the Deposit Agreement or the
Receipt to prevent the withdrawal or
delivery of Deposited Securities in a
manner which would violate the
United States securities laws,
including, but not limited to Section
I A1 of the General Instructions to
the Form F6 Registration Statement,
as amended from time to time, under
the Securities Act of 1933.
23.
	U
NCERTIFICATED AMERICAN
DEPOSITARY SHARES, DTC
DIRECT
	R
EGISTRATION SYSTEM.

Notwithstanding anything to the
contrary in the Deposit Agreement
a
	A
merican Depositary Shares may be
certificated securities evidenced by
Receipts or uncertificated securities.
This Receipt summarizes the terms
and conditions of, and will be the
prospectus required under the
Securities Act of 1933 for, both
certificated and uncertificated
American Depositary Shares.  Except
for those provisions of the Deposit
Agreement that by their nature do
not apply to uncertificated American
Depositary Shares, all the provisions
of the Deposit Agreement shall
apply, mutatis mutandis, to both
certificated and uncertificated
American Depositary Shares.
b	i
	T
he term deliver, or its noun form,
when used with respect to Receipts,
shall mean A bookentry transfer of
American Depositary Shares to an
account at The Depository Trust
Company, or its successor DTC,
designated by the person entitled to
such delivery, evidencing American
Depositary Shares registered in the
name requested by that person,  B
registration of American Depositary
Shares not evidenced by a Receipt
on the books of the Depositary in the
name requested by the person
entitled to such delivery and  mailing
to that person of a statement
confirming that registration or C if
requested by the person entitled to
such delivery, delivery at the
Corporate Trust Office of the
Depositary to the person entitled to
such delivery of one or more
Receipts.
	ii
	T
he term surrender, when used with
respect to Receipts, shall mean A one
or more bookentry transfers of
American Depositary Shares to the
DTC account of the Depositary, B
delivery to the Depositary at its
Corporate Trust Office of an
instruction to surrender American
Depositary Shares not evidenced by
a Receipt  or C surrender to the
Depositary at its Corporate Trust
Office of one or more Receipts
evidencing American Depositary
Shares.
c
	A
merican Depositary Shares not
evidenced by Receipts shall be
transferable as uncertificated
registered securities under the laws
of New York.
d
	T
he Depositary shall have a duty to
register a transfer, in the case of
uncertificated American Depositary
Shares, upon receipt from the Holder
of a proper instruction including, for
the avoidance of doubt, instructions
through DRS and Profile as provided
in subsection f below.  The
Depositary, upon surrender of a
Receipt for the purpose of
exchanging it for uncertificated
American Depositary Shares, shall
cancel that Receipt and send the
Holder a statement confirming that
the Holder is the owner of the same
number of uncertificated American
Depositary Shares that the
surrendered Receipt evidenced. The
Depositary, upon receipt of a proper
instruction including, for the
avoidance of doubt, instructions
through DRS and Profile as provided
in subsection f below from the
Holder of uncertificated American
Depositary Shares for the purpose of
exchanging them for certificated
American Depositary Shares, shall
execute and deliver to the Holder a
Receipt evidencing the same number
of certificated American Depositary
Shares.
e
	U
pon satisfaction of the conditions for
replacement of a Receipt that is
mutilated, lost, destroyed or stolen,
the Depositary shall deliver to the
Holder the American Depositary
Shares evidenced by that Receipt in
uncertificated form unless otherwise
requested by the Holder.
f	i
The parties acknowledge that the
Direct Registration System DRS and
Profile Modification System Profile
shall apply to uncertificated
American Depositary Shares upon
acceptance thereof to DRS by DTC.
DRS is the system administered by
DTC pursuant to which the
Depositary may register the
ownership of uncertificated
American Depositary Shares, which
ownership shall be evidenced by
periodic statements issued by the
Depositary to the Holders entitled
thereto.  Profile is a required feature
of DRS which allows a DTC
participant, claiming to act on behalf
of an Holder of American Depositary
Shares, to direct the Depositary to
register a transfer of those American
Depositary Shares to DTC or its
nominee and to deliver those
American Depositary Shares to the
DTC account of that DTC
participant without receipt by the
Depositary of prior authorization
from the Holder to register such
transfer.
	ii
In connection with and in
accordance with the arrangements
and procedures relating to
DRSProfile, the parties understand
that the Depositary will not verify,
determine or otherwise ascertain that
the DTC participant which is
claiming to be acting on behalf of an
Holder in requesting a registration of
transfer and delivery as described in
subsection i above has the actual
authority to act on behalf of the
Holder notwithstanding any
requirements under the Uniform
Commercial Code.  For the
avoidance of doubt, the provisions of
Sections 5.3 and 5.8 of the Deposit
Agreement shall apply to the matters
arising from the use of the DRS.  The
parties agree that the Depositarys
reliance on and compliance with
instructions received by the
Depositary through the DRSProfile
System and in accordance with the
Deposit Agreement shall not
constitute negligence or bad faith on
the part of the Depositary.



ASSIGNMENT AND
TRANSFER SIGNATURE
LINES
NOTE
	T
he signature to any endorsement
hereon must correspond with the
name as written upon the face of this
Receipt in every particular, without
alteration or enlargement or any
change whatever.
If the endorsement be executed by
an attorney, executor, administrator,
trustee or guardian, the person
executing the endorsement must give
his full title in such capacity and
proper evidence of authority to act in
such capacity, if not on file with the
Depositary, must be forwarded with
this Receipt.
All endorsements or assignments of
Receipts must be guaranteed by an
eligible guarantor institution
including, but not limited to, a New
York Stock Exchange member firm
or member of the Clearing House of
the American Stock Exchange
Clearing Corporation or by a bank or
trust company having an office or
correspondent in The City of New
York meeting the requirements of the
Depositary, which requirements
include membership or participation
in STAMP or such other signature
guarantee program as may be
determined by the Depositary in
addition to, or in substitution for,
STAMP, all in accordance with the
Securities Exchange Act of 1934, as
amended.